BRINKER CAPITAL DESTINATIONS TRUST

SUPPLEMENT DATED April 26, 2023,

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Addition to Portfolio Management for the Destinations Municipal Fixed Income Fund

Lord, Abbett & Co. LLC (“Lord Abbett”) has been appointed to serve as a sub-adviser to the Destinations Municipal Fixed Income Fund (the “Fund”). Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus” the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Lord, Abbett & Co. LLC
Daniel S. Solender, Partner and Director of Tax Free Fixed Income	2023
Gregory M. Shuman, Partner and Portfolio Manager	2023

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Municipal Fixed Income Fund,” the following text is hereby added in the appropriate alphabetical order thereof:

Lord, Abbett & Co. LLC: Lord, Abbett & Co. LLC (“Lord Abbett”), located at 90 Hudson Street, Jersey City, New Jersey 07302, serves as a sub-adviser to the Destinations Municipal Fixed Income Fund. Lord Abbett is organized as a Delaware Limited Liability Company headquartered in Jersey City, New Jersey. Daniel S. Solender and Gregory M. Shuman manage the portfolio of the Destinations Municipal Fixed Income Fund’s assets allocated to Lord Abbett. Mr. Solender is a Partner and Director of Tax Free Fixed Income at Lord Abbett. He joined Lord Abbett in 2006 and has been a Partner since 2008. Mr. Solender previously served as Vice President and Portfolio Manager at Nuveen Investments; Principal and Portfolio Manager at Vanguard Group; and Financial Analyst/Assistant Manager, Research and Product Development at Citibank. He has been working in the financial services industry since 1987. Mr. Shuman is a Partner and Portfolio Manager at Lord Abbett. He joined Lord Abbett in 2010 and has been a Partner since 2022. Mr. Shuman has been working in the financial services industry since 2010. He previously served as a Portfolio Analyst and Associate Portfolio Manager for Lord Abbett’s municipal bond team.

There are no other changes to the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.